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                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    Form 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) December 11, 1998

                      Residential Asset Funding Corporation
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          (Exact name of registrant as specified in its charter)



          North Carolina                333-64775          56-2064715
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 (State or Other Jurisdiction of    (Commission File    (I.R.S. Employer
          Incorporation)                 Number)       Identification No.)

     301 South College Street
    Charlotte, North Carolina                               28202-6001
 (Address of Principal Executive                       -------------------
             Offices)                                       (Zip Code)
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    Registrant's telephone number, including area code (704) 374-4868
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                                    No Change
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          (Former name or former address, if changed since last report)

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            Item 2.           Acquisition or Disposition of Assets


            Description of the Notes and the Mortgage Loans


            Residential Asset Funding Corporation registered issuances of up to $500,000,000 principal amount of Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by the Registration Statements on Form S-3 (Registration File No. 333-64775) (as amended, the "Registration Statement"). Pursuant to the Registration Statement, Mortgage Lenders Network Home Equity Loan Trust 1998-3 (the "Trust") issued $114,925,000 in aggregate principal amount of its Asset Backed Notes, Series 1998-3 (the "Notes"), on December 18, 1998. This Current Report on Form 8-K is being filed to satisfy an undertaking to file copies of certain agreements executed in connection with the issuance of the Notes.


            The Notes were issued pursuant to an Indenture (the "Indenture") attached hereto as Exhibit 4.1, dated as of December 1, 1998, between Mortgage Lenders Network Home Equity Loan Trust 1998-3 and Norwest Bank Minnesota, National Association, in its capacity as indenture trustee (the "Indenture Trustee"). The Notes represent obligations of the Trust, which obligations are secured by a pledge of mortgage loans and certain related property. Norwest Bank Minnesota, National Association, will serve as indenture trustee with respect to the Notes and the Registrant is filing herewith as Exhibit 25.1 to this Form 8-K, the Form T-1 Statement of Eligibility for the Trustee.


            The assets of the Trust consist primarily of fixed-rate, closed-end, conventional, monthly pay, mortgage loans (the "Mortgage Loans") secured by first or second lien mortgages or deeds of trust (the "Mortgages") on real properties (the "Mortgage Properties"). The Mortgaged Properties securing the Mortgage Loans consist primarily of single family residences (which may be detached, part of a two-to four-family dwelling, a condominium unit, a mixed use property or a unit in a planned unit development).


            Interest distributions on the Notes are based on the aggregate principal balance thereof and the then applicable Note Interest Rate thereof. The Note Interest Rate for the Notes is 6.38% for each Interest Period prior to the Initial Redemption Date and 6.88% for each Interest Period thereafter.


            As of December 1, 1998, the Mortgage Loans possessed the characteristics described in the Prospectus dated November 10, 1998 and the Prospectus Supplement dated December 11, 1998 filed pursuant to Rule 424(b)(5) of the Act on June 21, 1998.


      Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


      (a)   Not applicable


      (b)   Not applicable

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      (c)   Exhibit 2.1. Mortgage Loan Sale Agreement, dated December 1 among
            Mortgage Lenders Network USA, Inc. ("MLN"), Norwest Bank Minnesota, National Association ("Norwest" and Residential Asset Funding Corporation ("RAFC").

            Exhibit 2.2. Mortgage Loan Contribution Agreement, dated December 1, 1998, between Mortgage Lenders Network Home Equity Loan Trust, Series 1998-3 (the "Issuer") and RAFC.

            Exhibit 4.2. Deposit Trust Agreement, dated as of December 1, 1998, among RAFC, MLN, Norwest and Wilmington Trust Company, as Owner Trustee.

            Exhibit 5.1.    Opinion of Dewey Ballantine LLP regarding legality

            Exhibit 5.2. Opinion of Dewey Ballantine LLP regarding tax matters.


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                                   SIGNATURES


            Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



                      RESIDENTIAL ASSET FUNDING CORPORATION
                              as Depositor and on behalf of Mortgage Lenders Network Home Equity Loan Trust 1998-3
                        Registrant


                                    By:   /s/ Carolyn Eskridge
                                        ---------------------------
                                        Name:  Carolyn Eskridge
                                        Title: Vice President




Dated:  December 31, 1998


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                                  EXHIBIT INDEX




EXHIBIT NO.       DESCRIPTION
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Exhibit 2.1.      Mortgage Loan Sale Agreement, dated December 1 among Mortgage
                  Lenders Network USA, Inc. ("MLN"), Norwest Bank Minnesota,
                  National Association ("Norwest" and Residential Asset Funding
                  Corporation ("RAFC").
Exhibit 2.2.      Mortgage Loan Contribution Agreement, dated December 1, 1998, between Mortgage Lenders Network Home Equity Loan Trust,
                  Series 1998-3 (the "Issuer") and RAFC
Exhibit 4.2.      Deposit Trust Agreement, dated as of December 1, 1998, among
                  RAFC, MLN, Norwest and Wilmington Trust Company, as Owner
                  Trustee
Exhibit 5.1.      Opinion of Dewey Ballantine LLP regarding legality
Exhibit 5.2.      Opinion of Dewey Ballantine LLP regarding tax matters.

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